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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported) March 12, 2003

                        NOBEL LEARNING COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)

 Delaware                               1-10031                22-2465204
---------------                 ------------------------     --------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


1615 West Chester Pike
West Chester, PA                                           19382
----------------------------------------                   -----------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (484) 947-2000
                                                    --------------

                                       N/A

================================================================================
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

         On March 12, 2003, Nobel Learning Communities, Inc. (the "Company") entered into an Agreement Regarding Board of Directors and Amendment of Rights Agreement with KU Learning, L.L.C., Knowledge Universe Learning Group, L.L.C., Knowledge Universe II LLC, A.J. Clegg, Steven B. Fink and Joseph Harch (the "Board Agreement"). Pursuant to the terms of the Board Agreement, the Company agreed to nominate Steven B. Fink and Joseph Harch, representatives of KU Learning, L.L.C., for election to the Board of Directors of the Company, and each of Messrs. Clegg, Fink and Harch consented to stand for election as a board nominee, at the Company's upcoming Annual Meeting of Stockholders. Each party to the Board Agreement agreed to vote his or its shares in favor of such nominees. In addition, the Board Agreement provides for KU Learning, L.L.C. or its designees to provide to the Company, on or before May 1, 2002, a one-year $5,000,000 loan, with interest at 11%, subject to due diligence and the other terms and conditions of the Board Agreement. At the closing of such loan, KU Learning, L.L.C. or its designees will receive from the Company warrants exercisable for 250,000 shares of common stock of the Company, with an exercise price of $5.00.

         The preceding description of the Board Agreement is qualified in its entirety by reference to the Board Agreement incorporated in this filing by reference to Amendment No. 4 to Form 13D filed by KU Learning L.L.C. on March 14, 2003.

         Also on March 12, 2003, in connection with the Board Agreement, the Company amended its Rights Agreement, dated as of May 16, 2000, between the Company and Stocktrans, Inc., as Rights Agent, to permit KU Learning and/or its designees to acquire up to an additional 10% of the Company's capital stock in the open market, subject to the prior closing of the loan referenced in the Board Agreement. The Company also issued a press release on March 13, 2003 announcing that it had entered into the Board Agreement.

Item 7(c). Exhibits.

Exhibit 4.1 Amendment No. 3 to the Rights Agreement of Nobel Learning Communities, Inc., dated as of March 12, 2003, between Nobel Learning Communities, Inc. and Stocktrans, Inc., as Rights Agent.

Exhibit 10.1 Agreement Regarding Board of Directors and Amendment of Rights Agreement among Nobel Learning Communities, Inc., KU Learning, L.L.C., Knowledge Universe Learning Group, L.L.C., Knowledge Universe II LLC, A.J. Clegg, Steven B. Fink and Joseph Harch, dated as of March 12, 2003 (incorporated herein by reference to Exhibit 5 to Amendment No. 4 to Form 13D filed by KU Learning L.L.C. on March 14, 2003).

Exhibit 99.1 Press Release issued on March 13, 2003 announcing the execution of the Agreement Regarding Board of Directors and Amendment of Rights Agreement among Nobel Learning Communities, Inc., KU

                                       2

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                       Learning, L.L.C., Knowledge Universe Learning Group,
                       L.L.C., Knowledge Universe II LLC, A.J. Clegg, Steven B. Fink and Joseph Harch.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NOBEL LEARNING COMMUNITIES, INC.


Date: March 18, 2003                    By:  /s/ A.J. Clegg
                                        --------------------------------
                                        A.J. Clegg
                                        Chairman and Chief Executive Officer




                                  Exhibit Index

Exhibit No.                          Description
-----------                          -----------

Exhibit 4.1 Amendment No. 3 to the Rights Agreement of Nobel Learning Communities, Inc., dated as of March 12, 2003, between Nobel Learning Communities, Inc. and Stocktrans, Inc., as Rights Agent.

Exhibit 10.1 Agreement Regarding Board of Directors and Amendment of Rights Agreement among Nobel Learning Communities, Inc., KU Learning, L.L.C., Knowledge Universe Learning Group, L.L.C., Knowledge Universe II L.L.C., A.J. Clegg, Steven
                       B. Fink and Joseph Harch, dated as of March 12, 2003 (incorporated herein by reference to Exhibit 5 to Amendment No. 4 to Form 13D filed by KU Learning L.L.C. on March 14, 2003).

Exhibit 99.1 Press Release issued on March 13, 2003 announcing the execution of the Agreement Regarding Board of Directors and Amendment of Rights Agreement among Nobel Learning Communities, Inc., KU Learning, L.L.C., Knowledge Universe Learning Group, L.L.C., Knowledge Universe II L.L.C., A.J. Clegg, Steven B. Fink and Joseph Harch.

                                       4